UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 2, 2022

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Shoals Technologies Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39942		85-3774438
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

1400 Shoals Way	Portland	Tennessee	37148
(Address of principal executive offices)			(Zip Code)

	(615)	451-1400
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 Par Value	SHLS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On May 2, 2022 (the “Effective Date”), subsidiaries of Shoals Technologies Group, Inc. (the “Company”), Shoals Holdings LLC (the “Borrower”) and Shoals Intermediate Holdings LLC (“Holdings”), entered into Amendment No. 5 (“Amendment No. 5”) to the Credit Agreement, dated as of November 25, 2020, by and among the Borrower, Holdings, Wilmington Trust, National Association, as Term Loan Administrative Agent and Collateral Agent, JPMorgan Chase Bank, N.A., as Revolving Facility Administrative Agent, and each L/C Issuer and lender from time to time party thereto, as amended by Amendment No. 1, dated as of December 22, 2020, Amendment No 2, dated as of December 30, 2022, Amendment No. 3, dated as of August 26, 2021 and Amendment No. 4, dated as of March 18, 2022 (collectively, the “Credit Agreement”). Capitalized terms not otherwise described herein shall have the meaning assigned to such term in the Credit Agreement, as amended by Amendment No. 5, or in Amendment No. 5, as applicable.

Amendment No. 5 primarily serves to (i) increase the amount available for borrowing under the revolving credit facility from $100 million to $150 million, (ii) set forth SOFR as the Term Benchmark Rate, succeeding LIBOR to reflect its phase-out and (iii) amend the financial covenant such that, as of the last day of any Test Period, commencing with the first day of the first full fiscal quarter of Holdings commencing after the Amendment No. 5 Effective Date, Holdings shall not permit its Consolidated First Lien Secured Leverage Ratio to exceed 6.50:1.00. The other material terms of the Credit Agreement remain substantially unchanged.

The foregoing description of Amendment No. 5 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 5, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference to this Item 2.03.

Item 7.01    Regulation FD Disclosure.

On May 4, 2022, the Company issued a press release describing Amendment No. 5. The press release is furnished hereto as Exhibit 99.1.

The information contained in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
10.1
Amendment No. 5 to Credit Agreement, dated as of May 2, 2022, between Shoals Holdings LLC, as Borrower, and Shoals Intermediate Holdings LLC, as Holdings, Wilmington Trust, National Association, as Term Loan Administrative Agent and Collateral Agent, JPMorgan Chase Bank, N.A., as Revolving Facility Administrative Agent and each L/C Issuer and lender from time to time party thereto.

99.1	Press Release, dated May 4, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shoals Technologies Group, Inc.

By:	/s/ Jason Whitaker
	Name:	Jason Whitaker
	Title:	Chief Executive Officer

Date: May 4, 2022